UNIVERSAL ANNUITY


ANNUAL REPORTS
December 31, 2001







          The Travelers Growth and Income Stock Account for Variable Annuities

          The Travelers Quality Bond Account
          for Variable Annuities

          The Travelers Money Market Account
          for Variable Annuities






 [logo]
 The Travelers Insurance Company
 The Travelers Life and Annuity Company
 One Tower Square
 Hartford, CT  06183

[logo]

 Travelers Asset Management International Company, LLC ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for
 Variable  Annuities  and The Travelers Money Market  Account  for
 Variable Annuities.



[logo]

 The Travelers Investment Management Company ("TIMCO") provides equity management and subadvisory services for The Travelers
 Growth and Income Stock Account for Variable Annuities.

                        Table of Contents




                                                             Page

INVESTMENT ADVISORY COMMENTARY............................... 1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES....................................... 3


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES....17


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
ANNUITIES....................................................28


BOARD OF MANAGERS AND
OFFICERS.....................................................37




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[logo]

The Travelers Variable Product Separate Accounts
Investment Advisory Commentary as of December 31, 2001



Market and Economic Overview

The performance of the U.S. equity market in 2001 reflected a tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus.

Aggressive easing by the Federal Reserve Board sparked a rally in the stock market both in January and April but then downward earnings revisions sent stock prices sharply lower in February, March and May. The U.S. stock market got off to a good start in January as the Fed lowered its target for the federal funds rate by 50 basis points each on two separate occasions.

A barrage of earnings disappointments and profit warnings, especially from the Technology sector, hit the stock market hard later in the first quarter. Despite more interest rate cuts, U.S. stocks continued their steep slide in the first half of 2001. A compression of P/E ratios further compounded stock market woes as investors grew increasingly skeptical of sustainable profit growth in the future.

The second half of the year got off to a slow start on the heels of a generally negative earnings season and further lack of short-term earning visibility. The remainder of the year proved to be quite eventful as the market experienced significant volatility
from   exogenous  forces  related  to  terrorism  and  endogenous influences triggered by policy decisions.

Consumer confidence measures took a sharp dip in August and began to cast doubts on the viability of continued robust consumer spending. The devastating terrorist attacks on September 11 then triggered an even steeper decline in the consumer sentiment index, tipped the U.S. economy firmly into a recession and sent the stock market sharply lower.

U.S. stock prices rebounded to above pre- September 11 levels during the fourth quarter on growing hope that the monetary and fiscal stimulus would gain traction in the near future. A combination of rising equity prices, still declining profits and falling bond prices have restored greater balance between stock and bond valuations.

The remedy to the stock market ailments seemed to appear in the form of more interest rate cuts and an aggressive stimulative policy response in the form of increased government spending. 475 basis points of easing over 11 interest rate cuts in 2001 quickly and aggressively moved monetary policy from a restrictive stance to a strongly accommodative stance.

The U.S. economy has shown little growth since March and is currently in a mild recession. The combination of the ongoing cyclical correction/restructuring/downsizing in the technology and telecommunications sectors and the lingering effects of the September 11 terrorist attacks are the major negative influences on the economy.

On the other hand, consumers have responded positively to strong incentives from auto companies and have boosted spending significantly since October. The pace of deterioration in business activity has slowed and there are even some signs of sales stabilization. Consumer incomes, however, are barely growing and labor market prospects point toward continued flat income growth.

Most broad inflation measures have fallen over the past year. Energy prices have led the way to lower inflation and core inflation, which excludes food and energy, has stabilized as well. A recession in the US and slow growth in the rest of the world lay the foundation for low inflation over the next several quarters as globally traded goods prices remain under downward pressure. Upward pressure on some service sector prices such as medical care and housing is expected to be offset by falling prices in travel-related services.

The recent recovery in stock prices has been inspired by bursts of optimism based on stimulative policy but has also been characterized by big swings on bouts of pessimism based on prospects of weaker earnings and economic growth in the short term. We have observed several stock market rallies in 2001 in anticipation of a quick economic recovery which have subsequently stalled for lack of real evidence of improvement. It remains to be seen if the current expectation of a short recession followed by a recovery turns into reality.








David A. Tyson, CFA, Chairman,
Travelers Asset Management International Company, LLC

Sandip A. Bhagat, CFA,
President  and Chief Investment Officer, The Travelers Investment
Management Company

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                          THE TRAVELERS
                        GROWTH AND INCOME
                          STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Asset Management International Company, LLC ("TAMIC") with the Travelers Investment Management Company ("TIMCO") serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poors 500 Stock Index
("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 2001, Account GIS declined 14.2%, before fees and expenses, underperforming the Standard & Poors 500 Stock Index ("S&P 500") which declined 11.9%. Net of fees and expenses, Account GIS's loss of 15.9% for 2001 also lagged the 14.0% loss for variable annuity stock accounts in the Lipper Growth & Income category. A discussion of portfolio performance in 2001 is presented next with a closer look at the second half of the year.

The performance of the U.S. equity market in 2001 reflected the tug-of-war between the pessimism of an unfolding recession on one hand and the optimism for a quick recovery based on substantial monetary and fiscal stimulus. Early in 2001, aggressive easing by the Fed sparked a rally in the stock market both in January and April but then downward earnings revisions sent stock prices sharply lower in February, March and May. The second half of the year proved to be quite eventful as the market experienced significant volatility from exogenous forces related to terrorism and endogenous influences triggered by policy decisions.

The Technology sector performed poorly in 2001 while defensive and interest-rate sensitive sectors fared well as interest rates fell for most of the year. Value stocks performed significantly better than growth stocks. Our stock selection was favorable in the Health Care sector but adverse in the Technology, Financial Services and Utilities sectors.

Our stock selection models have produced neutral to negative results relative to the benchmark over this period. The earnings, valuation and momentum components of our model have not generated consistent positive excess returns in a rapidly changing environment. In the recent recovery, market cap and beta were important factors as stocks in the lowest size quintile and the highest beta quintile significantly outperformed the large cap universe. Our conservative style of management does not lend itself to overweighting these types of speculative stocks.

In the Health Care sector, our positions in relatively stable growth companies such as Trigon Healthcare and Tenet Healthcare were rewarded with higher valuations. Johnson and Johnson acquired Alza, a research-based pharmaceuticals company that we had emphasized, in a stock swap towards the end of June. Our small overweight position in the Health Care sector during the third quarter was also a positive as investors moved into traditional defensive stocks in the aftermath of the terrorist attacks.

The Technology sector performed poorly early in the year as the parade of earnings disappointments continued. Our overweight positions in Sun Microsystems, Inc., Sanmina Corp. and Transwitch suffered in the first quarter as the steep slowdown in demand and pricing continued to lead earnings estimates lower.

In the Financial Services sector, we continue to be negatively impacted by our underweight position in Citigroup, a stock we are restricted from owning. Providian Financial Corp. was down sharply on continued concerns about the company's liquidity, regulatory exposure and capitalization. Shares in Washington Mutual traded lower on concerns of the potential impact of a weaker economy on growth and credit quality.

In the Utilities sector, our positions in higher growth wireless companies such as Sprint Corp.-PCS Group and Nextel Communications underperformed as investors revised their valuations downwards in the face of a weaker economy. We had a small position in Enron, which we sold prior to its bankruptcy after a SEC investigation scrutinized the CFO's role in private partnerships involved in transactions with Enron. AES Corp warned of disappointing earnings related mostly to a poorly performing utility in northern England.

The recent sharp recovery in stock prices has at times been tempered with some elements of caution based on prospects of weaker earnings in the short term. It remains to be seen if these influences do get the economy going or if the recent rally proves to be yet another false start similar to others experienced earlier in 2001.

Despite a brief recent period of underperformance, we are confident that our dual focus on improving earnings fundamentals and discounted stock valuations will pay off over time and we continue to screen our research universe of over 1,000 large cap securities for companies with these two main attributes.


David A. Tyson, CFA, Chairman,
Travelers Asset Management International Company, LLC

Portfolio  Manager:  Sandip A. Bhagat, CFA, President  and  Chief
Investment Officer,
The Travelers Investment Management Company

                        [logo]

                        [logo]

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

          THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001


Assets:
   Investment securities, at market value (cost $656,305,991) ...................   $   664,571,796
   Cash .........................................................................         1,943,239
   Receivables:
      Dividends .................................................................           717,850
      Investment securities sold ................................................        11,297,107
      Purchase payments and transfers from other Travelers accounts .............           270,810
   Other assets .................................................................            31,200
                                                                                    ----------------
        Total Assets ............................................................       678,832,002
                                                                                    ----------------


Liabilities:
   Payables:
      Investment securities purchased ...........................................        16,403,918
      Contract surrenders and transfers to other Travelers accounts .............           280,239
      Investment management and advisory fees ...................................            34,367
      Variation on futures margin ...............................................            91,260
      Insurance charges .........................................................            64,916
   Accrued liabilities ..........................................................           107,121
                                                                                    ----------------
         Total Liabilities ......................................................        16,981,821
                                                                                    ----------------
Net Assets:                                                                         $   661,850,181
                                                                                    ================



                See Notes to Financial Statements



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

          THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001


Investment Income:
   Dividends ..............................................................$   9,460,386
   Interest ...............................................................      713,319
                                                                           --------------
      Total income ........................................................                     $  10,173,705

Expenses:
   Investment management and advisory fees ................................    4,526,871
   Insurance charges ......................................................    8,634,414
                                                                           --------------
      Total expenses ......................................................                        13,161,285
                                                                                                --------------
Net investment loss .......................................................                        (2,987,580)
                                                                                                --------------
Realized Gain (Loss) and Change in Unrealized Gain (Loss)
      on Investment Securities:
   Realized gain (loss) from investment security transactions:
      Proceeds from investment securities sold ............................  341,396,961
      Cost of investment securities sold ..................................  363,954,566
                                                                           --------------
         Net realized gain (loss) .........................................                       (22,557,605)

Change in unrealized gain (loss) on investment securities:
   Unrealized gain (loss) at December 31, 2000 ............................  115,949,841
   Unrealized gain (loss) at December 31, 2001 ............................    8,265,805
                                                                           --------------
      Net change in unrealized gain (loss) for the year ...................                      (107,684,036)
                                                                                                --------------
         Net realized gain (loss) and change in unrealized gain (loss).....                      (130,241,641)
                                                                                                --------------
Net decrease in net assets resulting from operations ......................                     $(133,229,221)
                                                                                                ==============



                See Notes to Financial Statements


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

          THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000


                                                                                                2001                  2000
Operations:
   Net investment loss ..................................................................$   (2,987,580)        $   (7,422,457)
   Net realized gain (loss) from investment security transactions .......................   (22,557,605)            95,598,581
   Net change in unrealized gain (loss) on investment securities ........................  (107,684,036)          (213,546,094)
                                                                                         ---------------        ----------------
      Net decrease in net assets resulting from operations ..............................  (133,229,221)          (125,369,970)
                                                                                         ---------------        ----------------
Unit Transactions:
   Participant purchase payments
      (applicable to 1,952,537 and 2,293,907 units, respectively)  ......................    35,651,317             51,808,532
   Participant transfers from other Travelers accounts
      (applicable to 979,445 and 2,584,078 units, respectively)  ........................    17,842,644             58,719,406
   Administrative charges
      (applicable to 32,349 and 28,955 units, respectively)  ............................      (585,466)              (624,356)
   Contract surrenders
      (applicable to 3,126,520 and 4,123,931 units, respectively)  ......................   (57,723,353)           (93,828,914)
   Participant transfers to other Travelers accounts
      (applicable to 2,986,184 and 4,594,066 units, respectively)  ......................   (53,433,740)          (104,885,805)
   Other payments to participants
      (applicable to 190,128 and 133,611 units, respectively)  ..........................    (3,564,069)            (2,984,672)
                                                                                         ---------------        ----------------
      Net decrease in net assets resulting from unit transactions .......................   (61,812,667)           (91,795,809)
                                                                                         ---------------        ----------------
         Net decrease in net assets .....................................................  (195,041,888)          (217,165,779)

Net Assets:
   Beginning of year ....................................................................   856,892,069          1,074,057,848
                                                                                         ---------------        ----------------
   End of year ..........................................................................$  661,850,181         $  856,892,069
                                                                                         ===============        ================



                See Notes to Financial Statements


                  NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security Transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

Futures Contracts. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

Options. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the respective exchange, or in the absence of such price, the latest bid quotation.

Repurchase Agreements. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $232,581,157 and $299,940,101, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $4,454,566 and $4,689,915, respectively, for the year ended December 31, 2001. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms was $109,359 for the year ended December 31, 2000. There were no commissions paid to these affiliated firms for the year ended December 31, 2001.

At December 31, 2001, Account GIS held 25 open S&P 500 Stock Index futures contracts expiring in March, 2002. The underlying face value, or notional value, of these contracts at December 31, 2001 amounted to $7,182,500. In connection with these contracts, short-term investments with a par value of $1,060,000 had been pledged as margin deposits.

Net realized losses resulting from futures contracts were $5,571,408 and $2,620,825 for the years ended December 31, 2001 and 2000, respectively. These losses are included in the net realized gain (loss) from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 2001 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Company, LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $14,254 and $21,993 for the years ended December 31, 2001 and 2000, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $349,711 and $539,334 for the years ended December 31, 2001 and 2000, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $15,668,000 and $18,869,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of December 31, 2001 and 2000, respectively. Transactions with this affiliate during the years ended December 31, 2001 and 2000, were comprised of participant purchase payments of approximately $123,000 and $230,000 and contract surrenders of approximately $374,000 and $1,554,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                         December 31, 2001

                                                                                                 Unit              Net
                                                                                     Units       Value            Assets
Accumulation phase of contracts issued prior to May 16, 1983 ...................  10,072,503    $18.064     $ 181,950,039
Annuity phase of contracts issued prior to May 16, 1983 ........................     256,744     18.064         4,637,827
Accumulation phase of contracts issued on or after May 16, 1983 ................  27,482,188     17.245       473,934,286
Annuity phase of contracts issued on or after May 16, 1983 .....................      77,009     17.245         1,328,029
                                                                                                            --------------
Net Contract Owners' Equity .............................................................................   $ 661,850,181
                                                                                                            ==============


6. SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)


Contracts issued prior to May 16, 1983                                             For the years ended December 31,
                                                                        2001        2000         1999         1998        1997
SELECTED PER UNIT DATA:
 Total investment income ........................................... $  .266     $  .242     $    .267     $  .243      $  .233
 Operating expenses ................................................    .311        .376          .347        .272         .201
                                                                     --------    --------    ----------    --------     --------
 Net investment income (loss) ......................................   (.045)      (.134)        (.080)      (.029)        .032

 Unit value at beginning of year ...................................  21.418      24.427        20.017      15.510       11.763
 Net realized and change in unrealized gains (losses) ..............  (3.309)     (2.875)        4.490       4.536        3.715
                                                                     --------    --------    ----------    --------     --------
 Unit value at end of year ......................................... $18.064     $21.418     $  24.427     $20.017      $15.510
                                                                     ========    ========    ==========    ========     ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value ............................. $ (3.35)    $ (3.01)    $    4.41     $  4.51      $  3.75
 Ratio of operating expenses to average net assets .................    1.63%       1.60%         1.60%       1.56%        1.45%
 Ratio of net investment income (loss) to average net assets .......    (.24)%      (.57)%        (.37)%      (.16)%        .24%
 Number of units outstanding at end of year (thousands) ............  10,329      11,413        12,646      13,894       15,194
 Portfolio turnover rate ...........................................      32%         52%           47%         50%          64%


Contracts issued on or after May 16, 1983                                          For the years ended December 31,
                                                                        2001        2000         1999         1998        1997
SELECTED PER UNIT DATA:
 Total investment income ........................................... $  .254     $  .232     $    .256     $  .234      $  .228
 Operating expenses ................................................    .343        .416          .385        .303         .228
                                                                     --------    --------    ----------    --------     --------
 Net investment loss ...............................................   (.089)      (.184)        (.129)      (.069)           -

 Unit value at beginning of year ...................................  20.498      23.436        19.253      14.955       11.371
 Net realized and change in unrealized gains (losses) ..............  (3.164)     (2.754)        4.312       4.367        3.584
                                                                     --------    --------    ----------    --------     --------
 Unit value at end of year ......................................... $17.245     $20.498     $  23.436     $19.253      $14.955
                                                                     ========    ========    ==========    ========     ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value ............................. $ (3.25)    $ (2.94)    $    4.18     $  4.30      $  3.58
 Ratio of operating expenses to average net assets .................    1.88%       1.85%         1.85%       1.81%        1.70%
 Ratio of net investment loss to average net assets ................    (.49)%      (.82)%        (.62)%      (.41)%          -
 Number of units outstanding at end of year (thousands) ............  27,559      29,879        32,648      32,051       29,545
 Portfolio turnover rate ...........................................      32%         52%           47%         50%          64%




                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                December 31, 2001

                                          No. of          Market
                                          Shares          Value
COMMON STOCK (97.7%)

 Aerospace (0.7%)
  Boeing Co.                                78,190     $3,032,208
  General Dynamics                          18,900      1,505,196
                                                       -----------
                                                        4,537,404
                                                       -----------
 Airlines (0.2%)
  Southwest Airlines                        77,800      1,437,744
                                                       -----------
 Automotive (0.5%)
  Ford Motor Co.                            91,827      1,443,520
  General Motors Corp.                      34,390      1,671,354
                                                       -----------
                                                        3,114,874
                                                       -----------
 Banking (7.8%)
  Bank of America Corp.                     97,614      6,144,801
  Bank of New York                          46,960      1,915,968
  Bank One Corp.                           110,574      4,317,915
  BB&T Corp.                                42,700      1,541,897
  Capital One Financial Corp.               29,510      1,592,064
  Fifth Third BanCorp                       63,330      3,884,346
  FleetBoston Financial Corp.              118,542      4,326,783
  J.P. Morgan & Company, Inc.              137,486      4,997,616
  MBNA Corp.                               109,350      3,849,120
  National City Corp.                      100,540      2,939,790
  SouthTrust Corp.                          72,800      1,792,336
  State Street Corp.                        35,860      1,873,685
  SunTrust Banks, Inc.                      18,100      1,134,870
  U. S. Bancorp                             82,130      1,718,981
  Wachovia Corp.                            77,500      2,430,400
  Washington Mutual, Inc.                   95,800      3,132,660
  Wells Fargo & Co.                        103,520      4,497,944
                                                       -----------
                                                       52,091,176
                                                       -----------
 Beverage (2.8%)
  Anheuser-Busch Cos.                       78,360      3,542,656
  Coca-Cola Co.                            157,410      7,421,882
  Coca-Cola Enterprises, Inc.               76,000      1,439,440
  Pepsi Bottling Group                      73,300      1,722,550
  PepsiCo, Inc.                             91,360      4,448,318
                                                       -----------
                                                       18,574,846
                                                       -----------
 Brokerage (2.5%)
  Bear Stearns Cos., Inc.                   27,360      1,604,390
  Charles Schwab Corp.                      70,200      1,085,994
  Lehman Brothers Holding, Inc.             44,110      2,946,548
  Merrill Lynch & Co.                       90,740      4,729,369
   Morgan Stanley Dean Witter & Co.        107,620      6,020,263
                                                       -----------
                                                       16,386,564
                                                       -----------
 Building Materials (0.5%)
  Centex Corp.                              33,800      1,929,642
  Masco Corp.                               46,510      1,139,495
                                                       -----------
                                                        3,069,137
                                                       -----------



                                          No. of          Market
                                          Shares          Value
 Capital Goods (0.6%)
  Applied Materials, Inc. (A)               57,160     $2,292,402
  Cooper Industries                         42,200      1,473,624
  Tellabs, Inc. (A)                         25,210        377,016
                                                       -----------
                                                        4,143,042
                                                       -----------
 Chemicals (1.2%)
  Air Products & Chemical, Inc.             29,900      1,402,609
  Dow Chemical Co.                          53,694      1,813,783
  E.I. Dupont de Nemours & Co.              60,436      2,569,134
  Eastman Chemical Co.                      13,970        545,109
  Engelhard Corp.                           18,600        514,848
  Praxair, Inc.                              9,870        545,317
  Rohm & Haas Co.                           12,960        448,805
                                                       -----------
                                                        7,839,605
                                                       -----------
 Conglomerates (6.6%)
  Crane Co.                                 66,000      1,692,240
  General Electric Co.                     630,620     25,275,250
  Honeywell International, Inc.             71,240      2,409,337
  Minnesota Mining &                        18,670      2,206,981
    Manufacturing Co.
  Parker-Hannifin                           36,050      1,655,055
  Tyco International Ltd.                  143,260      8,438,014
  United Technologies Corp.                 30,780      1,989,311
                                                       -----------
                                                       43,666,188
                                                       -----------
 Construction Machinery (0.4%)
  Caterpillar, Inc.                         45,200      2,361,700
                                                       -----------
 Consumer (2.6%)
  Alberto-Culver                            37,610      1,682,671
  Ball Corp.                                13,700        968,590
  Clorox Co.                                57,500      2,274,125
  Colgate-Palmolive Co.                     54,230      3,131,783
  Gillette Co.                              25,400        848,360
  Procter & Gamble Co.                      77,650      6,144,444
  Stanley Works                             12,700        591,439
  Unilever  N.V.                            35,200      2,027,872
                                                       -----------
                                                       17,669,284
                                                       -----------
  Defense (0.7%)
  Lockheed Martin Corp.                     51,370      2,397,438
  Northrop Grumman Corp.                    11,200      1,129,072
  Raytheon Co.                              40,400      1,311,788
                                                       -----------
                                                        4,838,298
                                                       -----------
 Entertainment (1.0%)
  Viacom, Inc. (A)                          59,096      2,609,088
  Walt Disney Co.                          200,675      4,157,986
                                                       -----------
                                                        6,767,074
                                                       -----------
 Finance (2.0%)
  American Express Co.                     141,370      5,045,495
  Countrywide Credit Industries, Inc.       55,100      2,257,447
  Household Finance Corp.                   49,380      2,861,077
  MetLife Capital Trust                     65,400      2,071,872
  Moodys Corp.                              20,500        817,130
                                                       -----------
                                                       13,053,021
                                                       -----------

                                           No. of          Market
                                           Shares           Value
 Food (1.7%)
  Darden Restaurants                        24,200     $   856,680
  General Mills, Inc.                       43,670       2,271,277
  International Flavors/Fragrances          47,100       1,399,341
  Sara Lee Corp.                           121,200       2,694,276
  Tricon Global Restaurants (A)             47,090       2,316,828
  Wendy's International                     66,100       1,928,137
                                                       -----------
                                                        11,466,539
                                                       -----------
 Gaming (0.2%)
  International Game Technology (A)         23,400       1,598,220
                                                       -----------

 Healthcare (3.1%)
  Abbott Laboratories                       58,920       3,284,790
  Appelera Corp-Applied                     28,730       1,128,227
  Biosystems Group
  Cardinal Health, Inc.                     43,840       2,834,694
  Guidant Corp. (A)                         35,100       1,747,980
  HCA-The Healthcare Company                61,460       2,368,668
  Immunex Corp. (A)                         61,500       1,704,472
  Tenet Healthcare Corp. (A)                48,760       2,863,187
  UnitedHealth Group, Inc.                  40,350       2,855,570
  Wellpoint Health Networks (A)             15,900       1,857,915
                                                       -----------
                                                        20,645,503
                                                       -----------
 Independent Energy (0.5%)
  Apache Corp.                              11,264         561,848
  Burlington Resources                      27,650       1,037,981
  Entergy Corp.                             44,160       1,727,098
                                                       -----------
                                                         3,326,927
                                                       -----------
 Insurance (3.9%)
  AFLAC Inc.                                59,000       1,449,040
  Allstate Corp.                            46,150       1,555,255
  American International Group             182,555      14,494,867
  Chubb Corp.                               31,170       2,150,730
  CIGNA Corp.                                9,310         862,572
  Lincoln National Corp.                    46,310       2,249,277
  Marsh & McLennan Co.                      11,800       1,267,910
  MBIA Inc.                                 38,150       2,045,985
                                                       -----------
                                                        26,075,636
                                                       -----------
 Integrated Energy (5.4%)
  Anadarko Petroleum                        19,050       1,082,992
  Chevron Texaco Corp.                      65,298       5,851,354
  Conoco, Inc.                              36,544       1,034,195
  Exxon Mobil Corp.                        423,176      16,630,817
  Kerr-Mcgee Corp.                           6,940         380,312
  Occidental Petroleum                      24,820         658,475
  Phillips Petroleum Co.                    23,718       1,429,247
  Royal Dutch Petroleum Co.                125,850       6,169,167
  Unocal Corp.                              26,580         958,741
  USX-Marathon Group                        18,760         562,800
  Williams Cos.                             44,850       1,144,572
                                                       -----------
                                                        35,902,672
                                                       -----------
 Media  (1.6%)
  Andrew Corp. (A)                          64,900       1,420,985
  Comcast Corp. (A)                         71,410       2,571,117
  CSC Holdings, Inc. (A)                    21,800       1,034,410
  Gannett Company, Inc.                     26,870       1,806,470
  Knight-Ridder, Inc.                       27,160       1,763,499
  Omnicom Group                             20,200       1,804,870
                                                       -----------
                                                        10,401,351
                                                       -----------


                                            No. of          Market
                                            Shares           Value
 Metals (0.5%)
  Alcan Aluminum Ltd.                       12,720  $      457,030
  Alcoa, Inc.                               54,954       1,953,615
  Barrick Gold Corp.                        45,240         721,578
                                                       -----------
                                                         3,132,223
                                                       -----------
 Natural Gas Pipeline (0.2%)
  Dynegy, Inc.                              56,330       1,436,415
                                                       -----------
 Oil Field (0.6%)
  Baker Hughes, Inc.                        46,830       1,707,890
  Schlumberger Ltd.                         33,320       1,830,934
  Transocean Sedco Forex, Inc.              17,762         600,711
                                                       -----------
                                                         4,139,535
                                                       -----------
 Paper (0.8%)
  Avery Dennison Corp.                      16,900         955,357
  Georgia-Pacific Group                     23,400         646,074
  International Paper Co.                   49,730       2,006,606
  Temple-Inland                             21,400       1,214,022
  Weyerhaeuser Co.                          13,190         713,315
                                                       -----------
                                                         5,535,374
                                                       -----------
 Pharmaceuticals (10.7%)
  American Home Products Corp.              72,890       4,472,530
  Amgen, Inc. (A)                           71,910       4,058,241
  Baxter International, Inc.                36,830       1,975,193
  Biomet, Inc.                              59,840       1,849,954
  Bristol-Myers Squibb Co.                 126,930       6,473,430
  Eli Lilly & Co.                           57,040       4,479,922
  Forest Laboratories, Inc. (A)             33,510       2,746,144
  Johnson & Johnson                        213,808      12,636,053
  King Pharmaceuticals (A)                  42,100       1,773,673
  MedImmune, Inc. (A)                       12,110         561,056
  Merck & Co., Inc.                        148,130       8,710,044
  Pfizer, Inc.                             398,765      15,890,785
  Pharmacia Corp.                           75,768       3,231,505
  Schering-Plough Corp.                     59,510       2,131,053
                                                       -----------
                                                        70,989,583
                                                       -----------
 Railroads (0.6%)
  Burlington Northern Santa Fe              40,740       1,162,312
  CSX Corp.                                 40,200       1,409,010
  Union Pacific                             22,770       1,297,890
                                                       -----------
                                                         3,869,212
                                                       -----------
 Refining (0.1%)
  Ashland Inc.                               8,600         396,288
                                                       -----------
 Retailers (7.1%)
  AutoZone, Inc. (A)                        17,200       1,234,960
  Bed Bath & Beyond, Inc. (A)               84,050       2,848,875
  Best Buy Company, Inc. (A)                22,160       1,650,477
  CDW Computer Centers (A)                  23,940       1,285,698
  Home Depot, Inc.                         165,607       8,447,613
  Kohl's Corp. (A)                          54,300       3,824,892
  Lowe's Cos.                               61,700       2,863,497
  Nordstrom, Inc.                          110,800       2,241,484
  Office Depot (A)                         119,500       2,215,530
  Penney J.C. Co., Inc.                     59,000       1,587,100
  Sears Roebuck                             56,770       2,704,523
  Staples Inc. (A)                         103,500       1,935,967
  Wal-Mart Stores, Inc.                    253,940      14,614,247
                                                       -----------
                                                        47,454,863
                                                       -----------

                                         No. of          Market
                                         Shares          Value
 Services (5.4%)
  Biogen, Inc. (A)                         10,260    $    588,462
  Concord EFS (A)                          43,100       1,413,034
  Medtronic, Inc.                          52,660       2,696,719
  Microsoft (A)                           341,070      22,597,593
  Oracle Corp. (A)                        394,778       5,453,858
  Paychex, Inc.                            59,510       2,073,626
  West Corp. (A)                           53,800       1,346,076
                                                      -----------
                                                       36,169,368
                                                      -----------
 Supermarkets (0.4%)
  Albertsons, Inc.                         74,400       2,342,856
                                                      -----------
 Technology (14.5%)
  Agilent Technologies, Inc. (A)           29,700         846,747
  Altera Corp. (A)                         45,730         969,705
  Analog Devices, Inc. (A)                 37,300       1,655,747
  AOL Time Warner, Inc. (A)               244,250       7,840,425
  Applied Micro Circuits Corp. (A)         59,510         673,356
  Automatic Data Process                   27,160       1,599,724
  Cisco Systems, Inc. (A)                 523,810       9,488,818
  Computer Associates International        80,460       2,775,065
  Computer Sciences Corp. (A)              30,300       1,484,094
  Dell Computer Corp. (A)                 186,590       5,068,717
  Electronic Data System                   37,450       2,567,197
  EMC Corp. (A)                           116,270       1,562,669
  First Data Corp.                         48,660       3,817,377
  Fiserv Inc. (A)                          33,600       1,422,288
  Hewlett Packard Co.                      78,070       1,603,558
  Intel Corp.                             441,070      13,869,446
  International Business                  123,400      14,926,464
     Machines Corp.
  ITT Industries                           48,040       2,426,020
  JDS Uniphase Corp. (A)                   81,390         706,058
  Linear Technologies                      30,000       1,169,400
  Lucent Technologies                     150,858         948,897
  Mattel, Inc.                             68,000       1,169,600
  Micron Technologies, Inc. (A)            77,770       2,410,870
  Motorola, Inc.                           90,480       1,359,010
  Pitney Bowes                             42,500       1,598,425
  QUALCOMM, Inc. (A)                       48,560       2,451,066
  Sanmina Corp. (A)                        69,180       1,376,336
  Sun Microsystems, Inc. (A)              270,260       3,325,549
  Texas Instruments, Inc.                 133,370       3,734,360
  VERITAS Software Corp. (A)               24,430       1,095,319
  Xilinx, Inc. (A)                         17,880         698,035
                                                      -----------
                                                       96,640,342
                                                      -----------

                                         No. of          Market
                                         Shares          Value
 Telecommunications (5.0%)
  ALLTEL Corp.                             24,720    $  1,525,966
  AT&T Corp.                              210,700       3,822,098
  AT&T Wireless Group (A)                  67,844         974,918
  BellSouth Corp.                          91,060       3,473,939
  Broadcom Corp. (A)                       14,270         583,286
  SBC Communications, Inc.                217,128       8,504,904
  Sprint Corp. - PCS Group                124,776       3,045,782
  Verizon Global Funding Corp.            179,648       8,526,094
  WorldCom, Inc. (A)                      191,626       2,699,052
                                                      -----------
                                                       33,156,039
                                                      -----------
 Textile (0.1%)
  NIKE, Inc.                               16,300         916,712
                                                      -----------
 Tobacco (1.1%)
  Philip Morris Cos.                      162,530       7,452,001
                                                      -----------
 U.S. Agency (1.9%)
  Federal Home Loan Mortgage Corp.         62,770       4,105,158
  Federal Association National             77,750       6,181,125
     Mortgage
  USA Education                            25,300       2,125,706
                                                      -----------
                                                       12,411,989
                                                      -----------
 Utilities (2.2%)
  AES Corp. (A)                            57,400         938,490
  Allegheny Energy                         43,700       1,582,814
  Dominion Resources, Inc.                 40,940       2,460,494
  Duke Energy                              60,200       2,363,452
  Exelon Corp.                             19,780         947,066
  FirstEnergy Corp.                        76,210       2,665,826
  Mirant Corp. (A)                         62,408         999,776
  TXU Corp.                                57,740       2,722,441
                                                      -----------
                                                       14,680,359
                                                      -----------
  TOTAL COMMON STOCKS
     (Cost $641,424,823)                              649,689,964
                                                      -----------

                                                Principal          Market
                                                 Amount            Value
   SHORT-TERM INVESTMENTS (2.3%)

   Commercial Paper (2.1%)
    Asset Securitization Corp.,
     1.98% due January 7, 2002               $   5,000,000    $   4,998,245
    Blueridge Asset Funding Corp.,
     2.03% due January 3, 2002                   3,600,000        3,599,460
    Household Finance Corp.,
     1.83% due January 2, 2002                   1,230,000        1,229,877
    Windmill Funding Corp.,
     1.98% due January 11, 2002                  4,000,000        3,997,784
                                                               -------------
                                                                 13,825,366
                                                               -------------
   U.S. Treasury (0.2%)
    United States of America Treasury,
     2.20% due March 14, 2002 (B)                1,060,000        1,056,466
                                                               -------------
    TOTAL SHORT-TERM
     INVESTMENTS (Cost $14,881,168)                              14,881,832
                                                               -------------
                                                  Notional
                                                    Value
   FUTURES CONTRACTS (0.0%)
    S&P 500 Stock Index,
     Exp. March, 2002 (C)                    $   7,182,500                -
                                                               -------------
   TOTAL INVESTMENTS (100%)
       (Cost $656,305,991) (D)                                $ 664,571,796
                                                              ==============


NOTES

(A)      Non-income Producing Security.

(B) Par value of $1,060,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

 (D) At December 31, 2001, net unrealized appreciation for all securities was $8,265,805. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $83,672,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $75,407,179.



                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Growth and Income Stock Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Hartford, Connecticut
February 4, 2002

                          THE TRAVELERS
                      QUALITY BOND ACCOUNT
                     FOR VARIABLE ANNUITIES


Through most of the first three quarters of 2001, the Travelers Quality Bond Account for Variable Annuities ("Account QB") posted positive returns, benefiting from a falling interest-rate environment and many investors seeking lower volatility in bond investments versus equities. During this period, the fund's effective duration stayed relatively steady, at around 3.5. Duration is a measure of a bond fund's sensitivity to interest rates, with the figure representing the percentage change the portfolio will experience should interest rates rise or fall by 1%. For example, a bond fund with a duration of 5 would have a price increase of 5% if interest rates were to fall 1%. Credit quality held steady at A3 over this period, and U.S. bonds, both Corporates and Treasuries made up around 90% of the portfolio.

For the fourth quarter of 2001, Account QB declined 2.84% before expenses versus a .08% decline for the Lehman Intermediate Government/Corporate Bond Index ("the Lehman"). (The Lehman Intermediate Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds.) Account QB underperformed its benchmark by 276 basis points. This underperfomance was mainly driven by the volatility caused by the World Trade Center attacks and by our exposure to Enron, which filed for bankruptcy in mid-December.

The year, to say the least, was volatile with many high-grade names falling to distressed levels overnight. Energy issues affected by Enron were 14 basis points wider and related electric utility issuers were 40 basis points wider. Our best performing position was in the corporate telecom sector. Telephone company spreads had become very wide in response to expensive 3G expansion plans in Europe. The most leveraged companies managed this challenge successfully, sold assets and issued equity to deliver reduced leverage and risk by the end of 2001. Year-to-date, before expenses, Account QB returned 5.69% versus its benchmark, the Lehman, that returned 8.96%. Net of expenses Account QB returned 4.06%.

We are expecting the unprecedented fiscal and monetary stimulus and lower oil prices to lead to a recovery in the second half of 2002. Starting 2002, we are holding a larger position in corporate bond relative to our benchmark and remain diligent in choosing under-valued bonds and seeking issues with strong total return potential.

Portfolio Manager:  Dave Tyson, CFA

[logo]


                THE TRAVELERS QUALITY BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001



Assets:
   Investment securities, at market value (cost $136,811,841) .............................  $131,624,790
   Receivables:
      Interest ............................................................................     2,035,863
      Investment securities sold ..........................................................     4,405,549
      Purchase payments and transfers from other Travelers accounts .......................        64,567
   Other assets ...........................................................................         1,589
                                                                                             -------------
         Total Assets .....................................................................   138,132,358
                                                                                             -------------

Liabilities:
   Cash overdraft .........................................................................     4,400,519
   Payables:
      Investment securities purchased .....................................................     3,992,580
      Contract surrenders and transfers to other Travelers accounts .......................        28,537
      Investment management and advisory fees .............................................         3,442
      Insurance charges ...................................................................        12,309
   Accrued liabilities ....................................................................         7,817
                                                                                             -------------
      Total Liabilities ...................................................................     8,445,204
                                                                                             -------------
Net Assets:                                                                                  $129,687,154
                                                                                             =============




                See Notes to Financial Statements


               THE TRAVELERS QUALITY BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001


Investment Income:
   Interest ...................................................................................                     $ 8,057,149

Expenses:
   Investment management and advisory fees .................................................... $    415,273
   Insurance charges ..........................................................................    1,516,526
                                                                                                -------------
      Total expenses ..........................................................................                       1,931,799
                                                                                                                   -------------
         Net investment income ................................................................                       6,125,350
                                                                                                                   -------------
Realized Gain (Loss) and Change in Unrealized Gain (Loss)
   on Investment Securities:
Realized gain (loss) from investment security transactions:
   Proceeds from investment securities sold ...................................................  194,847,830
   Cost of investment securities sold .........................................................  192,648,872
                                                                                                -------------
      Realized gain (loss) ....................................................................                       2,198,958

Change in unrealized gain (loss) on investment securities:
   Unrealized gain (loss) at December 31, 2000 ................................................   (1,544,807)
   Unrealized gain (loss) at December 31, 2001 ................................................   (5,187,051)
                                                                                                -------------
      Net change in unrealized gain (loss) for the year .......................................                      (3,642,244)
                                                                                                                   -------------
         Net realized gain (loss) and change in unrealized gain (loss)  .......................                      (1,443,286)
                                                                                                                   -------------
Net increase in net assets resulting from operations ..........................................                     $ 4,682,064
                                                                                                                    ============





                See Notes to Financial Statements



               THE TRAVELERS QUALITY BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000



                                                                                                   2001                2000

Operations:
   Net investment income ...................................................................  $   6,125,350        $  7,280,698
   Net realized gain (loss) from investment security transactions ..........................      2,198,958          (3,538,841)
   Net change in unrealized gain (loss) on investment securities ...........................     (3,642,244)          1,649,407
                                                                                              --------------       -------------
      Net increase in net assets resulting from operations .................................      4,682,064           5,391,264
                                                                                              --------------       -------------
Unit Transactions:
   Participant purchase payments
      (applicable to 824,666 and 870,546 units, respectively)  .............................      5,257,007           5,124,858
   Participant transfers from other Travelers accounts
      (applicable to 4,622,095 and 1,512,101 units, respectively)  .........................     29,722,165           8,893,845
   Administrative charges
      (applicable to 13,608 and 13,123 units, respectively)  ...............................        (86,730)            (78,856)
   Contract surrenders
      (applicable to 1,960,150 and 2,821,093 units, respectively)  .........................    (12,599,764)        (16,759,298)
   Participant transfers to other Travelers accounts
      (applicable to 2,598,052 and 3,490,801 units, respectively)  .........................    (16,607,051)        (20,514,038)
   Other payments to participants
      (applicable to 101,586 and 157,807 units, respectively)  .............................       (655,559)           (949,077)
                                                                                              --------------       -------------
      Net increase (decrease) in net assets resulting from unit transactions ...............      5,030,068         (24,282,566)
                                                                                              --------------       -------------
         Net increase (decrease) in net assets .............................................      9,712,132         (18,891,302)

Net Assets:
   Beginning of year .......................................................................    119,975,022         138,866,324
                                                                                              --------------       -------------
   End of year .............................................................................  $ 129,687,154        $119,975,022
                                                                                              ==============       =============




                See Notes to Financial Statements



                  NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems, in good faith, to be fair value.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security  Transactions.  Security transactions are accounted  for on  the  trade date.  Interest income is recorded on the  accrual
basis.   Premiums and discounts are amortized to interest  income
utilizing the constant yield method.

Futures Contracts. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

Repurchase Agreements. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $86,451,253 and $102,939,134, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $129,036,790 and $101,894,483, respectively, for the year ended December 31, 2001. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $5,870 and $5,639 for the years ended December 31, 2001 and 2000, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent deferred sales charges of $65,357 and $83,540 for the years ended December 31, 2001 and 2000, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $319,000 and $341,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of December 31, 2001 and 2000, respectively. Transactions with this affiliate during the years ended December 31, 2001 and 2000, were comprised of participant purchase payments of approximately
$270,000 and $46,000 and contract surrenders of approximately $300,000 and $28,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY


                                                                                          December 31, 2001

                                                                                                    Unit            Net
                                                                                   Units           Value          Assets
Accumulation phase of contracts issued prior to May 16, 1983 ..............       5,116,245      $ 6.608       $ 33,810,245
Annuity phase of contracts issued prior to May 16, 1983 ...................          77,512        6.608            512,233
Accumulation phase of contracts issued on or after May 16, 1983 ...........      15,107,222        6.309         95,309,302
Annuity phase of contracts issued on or after May 16, 1983 ................           8,777        6.309             55,374
                                                                                                               -------------
Net Contract Owners' Equity ................................................................................   $129,687,154
                                                                                                               =============

6.  SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)




Contracts issued prior to May 16, 1983                                             For the years ended December 31,
                                                                            2001        2000       1999      1998        1997
SELECTED PER UNIT DATA:
 Total investment income ................................................ $ .421     $  .446     $ .393    $ .363     $  .353
 Operating expenses .....................................................   .089        .081       .080      .076        .071
                                                                          ------     -------     ------    ------     -------
 Net investment income  .................................................   .332        .365       .313      .287        .282

 Unit value at beginning of year ........................................  6.335       6.055      5.994     5.593       5.234
 Net realized and change in unrealized gains (losses) ...................  (.059)      (.085)     (.252)     .114        .077
                                                                          ------     -------     ------    ------     -------
 Unit value at end of year .............................................. $6.608     $ 6.335     $6.055    $5.994     $ 5.593
                                                                          ======     =======     ======    ======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value .................................. $  .27     $   .28     $  .06    $  .40     $   .36
 Ratio of operating expenses to average net assets ......................   1.33%       1.33%      1.33%     1.33%       1.33%
 Ratio of net investment income (loss) to average net assets ............   4.99%       5.93%      5.22%     4.96%       5.25%
 Number of units outstanding at end of year (thousands) .................  5,194       5,491      6,224     6,880       7,683
 Portfolio turnover rate ................................................    166%        105%       340%      438%        196%



Contracts issued on or after May 16, 1983                                          For the years ended December 31,
                                                                            2001        2000       1999      1998        1997
SELECTED PER UNIT DATA:
 Total investment income ................................................ $ .402     $  .427     $ .378    $ .350     $  .342
 Operating expenses .....................................................   .101        .092       .091      .088        .082
                                                                          ------     -------     ------    ------     -------
 Net investment income ..................................................   .301        .335       .287      .262        .260

 Unit value at beginning of year ........................................  6.063       5.810      5.765     5.393       5.060
 Net realized and change in unrealized gains (losses) ...................  (.055)      (.082)     (.242)     .110        .073
                                                                          ------     -------     ------    ------     -------
 Unit value at end of year .............................................. $6.309     $ 6.063     $5.810    $5.765     $ 5.393
                                                                          ======     =======     ======    ======     =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value .................................. $  .25     $   .25     $  .04    $  .37     $   .33
 Ratio of operating expenses to average net assets ......................   1.57%       1.57%      1.57%     1.57%       1.57%
 Ratio of net investment income to average net assets ...................   4.74%       5.69%      4.97%     4.71%       5.00%
 Number of units outstanding at end of year (thousands) ................. 15,116      14,045     17,412    21,251      21,521
 Portfolio turnover rate ................................................    166%        105%       340%      438%        196%


               THE TRAVELERS QUALITY BOND ACCOUNT
                     FOR VARIABLE ANNUITIES

                    STATEMENT OF INVESTMENTS
                        December 31, 2001

                                           Principal        Market
                                             Amount         Value
BONDS (67.5%)

 Airlines (1.0%)
  Delta Airlines, Inc.
     9.25% Debentures, 2007             $   1,264,121    $  1,264,627
                                                         -------------
 Finance (5.1%)
  Comdisco, Inc.
     7.25% Debentures, 2049 (A)             6,800,000       5,392,400
  Osprey
     8.31% Debentures, 2003 (A)             6,300,000       1,291,500
                                                         -------------
                                                            6,683,900
                                                         -------------
 Food (6.0%)
  Nabisco, Inc.
     6.70% Debentures, 2002                 7,800,000       7,926,227
                                                         -------------
 Gaming (5.4%)
  Park Place Entertainment
     7.95% Debentures, 2003                 7,000,000       7,139,475
                                                         -------------
 Healthcare (3.9%)
  HCA-The Healthcare Corp.
     6.87% Debentures, 2003                 5,000,000       5,198,525
                                                         -------------
 Media Non-Cable (3.0%)
  Cox Enterprises, Inc.
     7.88% Debentures, 2010                 3,800,000       3,933,988
                                                         -------------
 Natural Gas Pipeline (7.5%)
  El Paso Corp.
     6.95% Debentures, 2007                 4,000,000       4,038,688
  Gemstone Investment Ltd.
     7.71% Debentures, 2004                 6,000,000       5,835,846
                                                         -------------
                                                            9,874,534
                                                         -------------
 Real Estate (3.4%)
  Nationwide Health Properties, Inc.
     6.90% Debentures, 2037                 4,500,000       4,426,857
                                                         -------------
 Telecommunications (19.5%)
  Qwest Capital Funding
     7.00% Debentures, 2009                 6,000,000       5,836,200
  Sprint Capital Corp.
     7.63% Debentures, 2002                 6,000,000       6,129,426
     Telecom New Zealand Finance Corp.
     6.25% Debentures, 2003                 7,500,000       7,594,988
  Worldcom, Inc.
     6.50% Debentures, 2004                 3,000,000       3,084,162
  Worldcom, Inc.
     7.50% Debentures, 2011                 3,000,000       3,091,197
                                                         -------------
                                                           25,735,973
                                                         -------------


                                           Principal         Market
                                             Amount          Value
 Utilities (12.7%)
  CMS Energy Corp.
     7.63% Debentures, 2004             $   1,750,000    $  1,743,256
  CMS Energy Corp.
     6.75% Debentures, 2004                 3,000,000       2,950,263
  DPL, Inc.
     6.88% Debentures, 2011                 5,700,000       5,585,521
  UtiliCorp United, Inc.
     6.88% Debentures, 2004                 6,300,000       6,478,813
                                                         -------------
                                                           16,757,853
                                                         -------------
  TOTAL BONDS
     (Cost $94,608,858)                                    88,941,959
                                                         -------------
 UNITED STATES GOVERNMENT
     AGENCY SECURITIES (11.5%)
     Federal National Mortgage
        Association
     5.00% due January, 2007               15,000,000      15,079,320
                                                         -------------
  TOTAL U.S. GOVERNMENT
     AGENCY SECURITIES
       (Cost $14,978,475)                                  15,079,320
                                                         -------------
 UNITED STATES GOVERNMENT
  SECURITIES (15.0%)
     United States of America Treasury,
       6.63% due March, 2007                4,500,000       4,947,543
     United States of America Treasury,
       5.00% due February, 2011            14,800,000      14,759,537
                                                         -------------
 TOTAL U.S. GOVERNMENT
   SECURITIES (Cost $19,327,695)                           19,707,080
                                                         -------------

                                          Principal          Market
                                            Amount           Value
SHORT-TERM INVESTMENTS (6.0%)
Commercial Paper (6.0%)
  Asset Securitization Corp.,
     1.98% due January, 2002            $     600,000    $    599,789
  Household Finance Corp.,
     1.83% due January, 2002                4,300,000       4,299,570
  DE Funding Corp.,
     1.88% due January, 2002                2,000,000       1,998,482
  Preferred Resources Funding Corp.,
     1.81% due January, 2002                1,000,000         998,590
                                                         -------------
     TOTAL SHORT-TERM
       INVESTMENTS (Cost $7,896,813)                        7,896,431
                                                         -------------
          TOTAL INVESTMENT (100%)
               (Cost $136,811,841) (B)                   $131,624,790
                                                         =============



NOTES

(A)  Restricted Security.

(B) At December 31, 2001 net unrealized depreciation for all securities was $5,187,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,731,355 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $6,918,406.



                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Quality Bond Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Quality Bond Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Quality Bond Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP


Hartford, Connecticut
February 4, 2002

                          THE TRAVELERS
                      MONEY MARKET ACCOUNT
                     FOR VARIABLE ANNUITIES


During  the  fourth quarter, economic weakness  intensified.   We
expect the fourth quarter Gross Domestic Product ("GDP") to contract. As a result, GDP for 2001 is expected to be up 1.1% to 1.5% versus the 4.1% gain in 2000. Corporations continued to slash payrolls. The unemployment rate rose to 5.8%, up from 4.0% at the start of the year. Consumers have remained resilient to economic weakness with a positive response to motor vehicle financing incentives, massive mortgage refinancings, and a surge in home sales. As a result, the Consumer Confidence Index gained strength in December rising to 94.6 from 84.9 in November. For this quarter, the Federal Reserve Board ("Fed") funds rate was lowered by an additional 125 basis points, from 3.00% to 1.75%

The Fed has responded aggressively by providing considerable stimulus throughout the year by lowering the Fed funds rate 475 basis points, from 6.50% to 1.75%. Strong consumer resilience, tame inflation and lower energy costs, coupled with monetary and financial stimulus have begun to signal a mild recovery. As a result, we expect an economic recovery in the second half of 2002. Fed officials will be very slow to tighten monetary policy over the next year. Historically, the Federal Reserve has not begun to reverse a strategy of monetary accommodation until after the unemployment rate has started to turn down from its peak. As a result, we believe that interest rates across the curve will remain lower for longer than usual.

The strategy in management for the Travelers Money Market Account for Variable Annuities will be to maintain maturities at the current average life between 30 and 40 days. Credit markets have implied Fed tightening in the third quarter of 2002. Hence, given our expectation of lower rates, we see considerable value in money market assets. Throughout the quarter we have seen significant credit deterioration. As always, we have maintained the highest level of integrity in analyzing credit quality and have successfully avoided credit pitfalls. At December 31, 2001, the asset size of the portfolio was $173 million, with an average yield of 2.09%


Portfolio Manager:  Emil J. Molinaro Jr.

[logo]



               THE TRAVELERS MONEY MARKET ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES
                        December 31, 2001



Assets:
   Investment securities, at market value (cost $173,725,395) ................  $173,758,796
   Cash ......................................................................         4,241
   Receivables:
      Interest ...............................................................       337,525
      Purchase payments and transfers from other Travelers accounts...........       736,786
   Other assets ..............................................................           292
                                                                                -------------
         Total Assets ........................................................   174,837,640
                                                                                -------------

Liabilities:
   Payables:
      Contract surrenders and transfers to other Travelers accounts...........       898,413
      Investment management and advisory fees ................................         4,625
      Insurance charges ......................................................        17,879
   Accrued liabilities .......................................................         2,517
                                                                                -------------
         Total Liabilities ...................................................       923,434
                                                                                -------------
Net Assets:                                                                     $173,914,206
                                                                                =============



                See Notes to Financial Statements



               THE TRAVELERS MONEY MARKET ACCOUNT
                     FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS
              For the year ended December 31, 2001



Investment Income:
   Interest .........................................................                  $ 7,139,119

Expenses:
   Investment management and advisory fees .......................... $  554,922
   Insurance charges ................................................  2,145,079
                                                                      ----------
      Total expenses ................................................                    2,700,001
                                                                                       ------------
         Net investment income ......................................                    4,439,118
                                                                                       ------------
Net increase in net assets resulting from operations ................                  $ 4,439,118
                                                                                       ============




                See Notes to Financial Statements



               THE TRAVELERS MONEY MARKET ACCOUNT
                     FOR VARIABLE ANNUITIES

               STATEMENT OF CHANGES IN NET ASSETS
         For the years ended December 31, 2001 and 2000



                                                                                                   2001                2000

Operations:
   Net investment income ..................................................................  $   4,439,118        $  7,383,526
                                                                                             --------------       -------------
      Net increase in net assets resulting from operations ................................      4,439,118           7,383,526
                                                                                             --------------       -------------
Unit Transactions:
   Participant purchase payments
      (applicable to 5,387,726 and 6,517,217 units, respectively)  ........................     14,622,539          16,959,975
   Participant transfers from other Travelers accounts
      (applicable to 139,952,024 and 140,316,362 units, respectively)  ....................    379,507,676         364,361,900
   Administrative charges
      (applicable to 55,025 and 44,838 units, respectively)  ..............................       (150,109)           (117,933)
   Contract surrenders
      (applicable to 13,518,648 and 16,614,816 units, respectively)  ......................    (36,707,803)        (43,155,068)
   Participant transfers to other Travelers accounts
      (applicable to 123,528,651 and 144,513,406 units, respectively)  ....................   (335,165,982)       (374,859,447)
   Other payments to participants
      (applicable to 293,974 and 739,703 units, respectively)  ............................       (800,830)         (1,933,877)
                                                                                             --------------       -------------
      Net increase (decrease) in net assets resulting from unit transactions ..............     21,305,491         (38,744,450)
                                                                                             --------------       -------------
         Net increase (dcrease) in net assets .............................................     25,744,609         (31,360,924)

Net Assets:
   Beginning of year ......................................................................    148,169,597         179,530,521
                                                                                             --------------       -------------
   End of year ............................................................................  $ 173,914,206        $148,169,597
                                                                                             ==============       =============


                See Notes to Financial Statements



                  NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of such exchanges; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security  Transactions.  Security transactions are accounted  for on  the  trade date.  Interest income is recorded on the  accrual
basis.   Premiums and discounts are amortized to interest  income
utilizing the constant yield method.

Repurchase Agreements. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Federal Income Taxes. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended
(the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments are net of contingent sales charges of $190,130 and $257,414 for the years ended December 31, 2001 and 2000, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

Approximately $2,456,000 and $3,923,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of December 31, 2001 and 2000, respectively. Transactions with this affiliate during the years ended December 31, 2001 and 2000, were comprised of participant purchase payments of approximately $1,049,000 and $1,258,000 and contract surrenders of approximately $2,619,000 and $937,000, respectively.


4.  NET CONTRACT OWNERS' EQUITY

                                                                                            December 31, 2001

                                                                                                    Unit               Net
                                                                                      Units        Value             Assets
Accumulation phase of contracts issued prior to May 16, 1983 ...............          24,792      $2.869         $     71,131
Annuity phase of contracts issued prior to May 16, 1983 ....................          35,010       2.869              100,446
Accumulation phase of contracts issued on or after May 16, 1983 ............      63,335,590       2.739          173,483,708
Annuity phase of contracts issued on or after May 16, 1983 .................          94,527       2.739              258,921
                                                                                                                 -------------
Net Contract Owners' Equity ..................................................................................   $173,914,206
                                                                                                                 =============


5.  SUPPLEMENTARY INFORMATION
 (Selected data for a unit outstanding throughout each year.)



Contracts issued prior to May 16, 1983                                           For the years ended December 31,
                                                                         2001       2000       1999      1998       1997
SELECTED PER UNIT DATA:
 Total investment income ............................................ $  .120     $  .174    $ .135    $ .138     $ .134
 Operating expenses .................................................    .037        .037      .034      .033       .032
                                                                      -------     -------    ------    ------     ------
 Net investment income  .............................................    .083        .137      .101      .105       .102

 Unit value at beginning of year ....................................   2.786       2.649     2.548     2.443      2.341
                                                                      -------     -------    ------    ------     ------
 Unit value at end of year .......................................... $ 2.869     $ 2.786    $2.649    $2.548     $2.443
                                                                      =======     =======    ======    ======     ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value ......................................... $   .08     $   .14    $  .10    $  .11     $  .10
 Ratio of operating expenses to average net assets ..................    1.33%       1.33%     1.33%     1.33%      1.33%
 Ratio of net investment income to average net assets ...............    2.89%       5.09%     3.87%     4.20%      4.27%
 Number of units outstanding at end of year (thousands) .............      60          70        80        91        105


Contracts issued on or after May 16, 1983                                        For the years ended December 31,
                                                                         2001       2000       1999      1998       1997
SELECTED PER UNIT DATA:
 Total investment income ............................................ $  .114     $  .167    $ .130    $ .133     $ .128
 Operating expenses .................................................    .042        .041      .039      .038       .036
                                                                      -------     -------    ------    ------     ------
 Net investment income ..............................................    .072        .126      .091      .095       .092

 Unit value at beginning of year ....................................   2.667       2.541     2.450     2.355      2.263
                                                                      -------     -------    ------    ------     ------
 Unit value at end of year .......................................... $ 2.739     $ 2.667    $2.541    $2.450     $2.355
                                                                      =======     =======    ======    ======     ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value ......................................... $   .07     $   .13    $  .09    $  .10     $  .09
 Ratio of operating expenses to average net assets ..................    1.57%       1.57%     1.57%     1.57%      1.57%
 Ratio of net investment income to average net assets ...............    2.64%       4.84%     3.62%     3.95%      4.02%
 Number of units outstanding at end of year (thousands) .............  63,430      55,477    70,545    41,570     36,134


                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                December 31, 2001

                                        Principal        Market
                                          Amount          Value
SHORT-TERM INVESTMENTS (100%)

 Commercial Paper (100%)
  American Express Credit Corp.,
     1.83% due January 11, 2002        $ 4,200,000    $  4,197,673
  Asset Securitization Corp.,
     1.98% due January 7, 2002           4,400,000       4,398,456
  Asset Securitization Corp.,
     1.91% due January 22, 2002          4,000,000       3,995,560
  Becton Dickinson & Co.,
     1.80% due January 31, 2002          4,000,000       3,993,764
  Becton Dickinson & Co.,
     1.93% due February 7, 2002          5,000,000       4,990,460
  Blueridge Asset Funding Corp.,
     2.03% due January 3, 2002           1,846,000       1,845,723
  Blueridge Asset Funding Corp.,
     1.93% due January 14, 2002          3,000,000       2,997,879
  Blueridge Asset Funding Corp.,
     1.93% due January 17, 2002          3,000,000       2,997,423
  Coca-Cola Co.,
     1.78% due January 14, 2002          3,015,000       3,012,868
  DE Funding Corp.,
     1.88% due January 15, 2002          8,000,000       7,993,928
  Dorada Finance, Inc.,
     1.98% due January 9, 2002           8,000,000       7,996,384
  Gannett Co. Inc.,
     1.95% due January 14, 2002          4,100,000       4,097,101
  Gannett Co. Inc.,
     1.78% due January 24, 2002          4,000,000       3,995,160
  GE Capital Corp.,
     2.00% due February 5, 2002          1,500,000       1,497,287
  GE Capital Corp.,
     1.84% due February 7, 2002          5,000,000       4,990,460
  General Dynamics Corp.,
     2.08% due January 23, 2002          8,000,000       7,990,720
  Goldman Sachs Group, Inc.,
     1.88% due January 7, 2002           8,000,000       7,997,192
  Harvard University,
     1.76% due January 11, 2002          7,200,000       7,196,011
  Household Finance Corp.,
     1.83% due January 2, 2002           3,870,000       3,869,613
  J.P. Morgan Chase & Co.,
     1.78% due February 14, 2002         5,000,000       4,988,715



                                         Principal        Market
                                           Amount          Value


 Commercial Paper (continued)
  May Dept Stores Co.,
     1.90% due January 3, 2002         $ 3,600,000    $  3,599,460
  May Dept Stores Co.,
     1.81% due January 18, 2002          1,942,000       1,940,233
  McDonalds Corp.,
     4.81% due March 7, 2002             5,000,000       5,024,115
  Merck & Co. Inc.,
     5.10% due February 22, 2002         3,000,000       3,012,852
     Morgan Stanley Dean Witter & Co.,
     2.06% due January 18, 2002          8,000,000       7,992,720
  National Rural Utilities Coop.
     Finance Corp.,
     1.88% due February 7, 2002          7,700,000       7,685,308
  New Castle 2000-A,
     2.01% due January 14, 2002          8,000,000       7,994,344
  Old Slip Funding Corp.,
     2.09% due February 20, 2002         7,000,000       6,982,115
  Preferred Resources Funding Corp.,
     2.13% due January 7, 2002           5,000,000       4,998,245
  Preferred Resources Funding Corp.,
     2.06% due January 9, 2002           3,800,000       3,798,282
  Southern Co.,
     1.88% due January 10, 2002          4,000,000       3,997,988
  Texaco, Inc.,
     1.91% due January 2, 2002           8,000,000       7,999,200
  Verizon Global Funding Corp.,
     1.90% due October 15, 2002          5,000,000       4,997,305
  Windmill Funding Corp.,
     2.06% due January 3, 2002           6,100,000       6,099,085
  Windmill Funding Corp.,
     1.92% due February 6, 2002          2,600,000       2,595,167
                                                     -------------
     TOTAL INVESTMENTS (100%)
          (Cost $173,725,395)                        $ 173,758,796
                                                     =============




                See Notes to Financial Statements

                  INDEPENDENT AUDITORS' REPORT


The Board of Managers and the Owners of Variable Annuity Contracts of The Travelers Money Market Account for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of The Travelers Money Market Account for Variable Annuities, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits. The accompanying selected per unit data and ratios for each of the years in the two year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 15, 1999, expressed an unqualified opinion on those selected per unit data and ratios.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Money Market Account for Variable Annuities as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the selected per unit data and ratios for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Hartford, Connecticut
February 4, 2002

                      Board of Managers and Officers

Name and Position
 With the Fund              Principal Occupation During Last Five Years

* Heath B. McLendon         Managing Director (1993-present), Salomon
  Chairman and Trustee      Smith Barney, Inc. ("Salomon Smith
  125 Broad Street          Barney"); President and Director (1994-
  New York, NY              present), Smith Barney Fund Management
  Age 68                    LLC (f/k/a/ SSB Citi Fund Management
                            LLC.; Director and President (1996-
                            present), Travelers Investment Adviser,
                            Inc.; Chairman and Director of fifty-nine investment companies associated with
                            Salomon Smith Barney; Trustee (1999) of
                            seven Trusts of Citifunds' family of
                            Trusts; Trustee, Drew University;
                            Advisory Director, M&T Bank; Chairman,
                            Board of Managers (1995-present), six
                            Variable Annuity Separate Accounts of The
                            Travelers Insurance Company+; Chairman,
                            Board of Trustees, five Mutual Funds
                            sponsored by The Travelers Insurance
                            Company++; prior to July 1993, Senior
                            Executive Vice President of Shearson
                            Lehman Brothers Inc.

  Knight Edwards            Of Counsel (1988-present), Partner (1956-
  Trustee                   1988), Edwards & Angell, Attorneys;
  154 Arlington Avenue      Member, Advisory Board (1973-1994),
  Providence, RI            thirty-one mutual funds sponsored by
  Age 78                    Keystone Group, Inc.; Member, Board of
                            Managers (1969-present), six Variable
                            Annuity Separate Accounts of The
                            Travelers Insurance Company+; Trustee
                            (1990-present), five Mutual Funds
                            sponsored by The Travelers Insurance
                            Company.++

  Robert E. McGill, III     Retired manufacturing executive.
  Trustee                   Director (1983-1995), Executive Vice
  295 Hancock Street        President (1989-1994) and Senior Vice
  Williamstown, MA          President, Finance and Administration
  Age 70                    (1983-1989), The Dexter Corporation
                            (manufacturer of specialty chemicals and materials); Vice Chairman (1990-1992),
                            Director (1983-1995), Life Technologies,
                            Inc. (life science/biotechnology
                            products); Director, (1994-1999), The
                            Connecticut Surety Corporation
                            (insurance); Director (1995-2000),
                            Chemfab Corporation (specialty materials manufacturer); Director (1999-2001),
                            Ravenwood Winery, Inc.; Director (1999-
                            present), Lydall Inc. (manufacturer of
                            fiber materials); Member, Board of
                            Managers (1974-present), six Variable
                            Annuity Separate Accounts of The
                            Travelers Insurance Company+; Trustee
                            (1990-present), five Mutual Funds
                            sponsored by The Travelers Insurance
                            Company.++

  Lewis Mandell             Professor of Finance and Managerial
  Trustee                   Economics, University at Buffalo since
  160 Jacobs Hall           1998.  Dean, School of Management (1998-
  Buffalo, NY               2001), University at Buffalo; Dean,
  Age 59                    College of Business Administration  (1995-
                            1998), Marquette University; Professor of
                            Finance (1980-1995) and Associate Dean
                            (1993-1995), School of Business
                            Administration, and Director, Center for
                            Research and Development in Financial
                            Services (1980-1995), University of
                            Connecticut; Director (2000-present),
                            Delaware North Corp. (hospitality
                            business); Member, Board of Managers
                            (1990-present), six Variable Annuity
                            Separate Accounts of The Travelers
                            Insurance Company+; Trustee (1990-
                            present), five Mutual Funds sponsored by The Travelers Insurance Company.++

  Frances M. Hawk,          Private Investor, (1997-present);
  CFA, CFP                  Portfolio Manager (1992-1997, HLM
  Trustee                   Management Company, Inc. (investment
  108 Oxford Hill Lane      management); Assistant Treasurer,
  Downingtown, PA           Pensions and Benefits.  Management (1989-
  Age 54                    1992), United Technologies Corporation
                            (broad-based designer and manufacturer of high technology products); Member, Board of Managers (1991-present), six Variable
                            Annuity Separate Accounts of The
                            Travelers Insurance Company+; Trustee
                            (1991-present), five Mutual Funds
                            sponsored by The Travelers Insurance
                            Company.++

  Ernest J. Wright          Vice President and Secretary (1996-
  Secretary to the Board    present), Assistant Secretary (1994-
  One Tower Square          1996), Counsel (1987-present), The
  Hartford, Connecticut     Travelers Insurance Company; Secretary
  Age 61                    (1994-present), six Variable Annuity
                            Separate Accounts of The Travelers
                            Insurance Company+; Secretary (1994-
                            present), five Mutual Funds sponsored
                            by The Travelers Insurance Company.++

  Kathleen A. McGah         Deputy General Counsel (1999 -
  Assistant Secretary to    present); Assistant Secretary (1995-
  The Board                 present), The Travelers Insurance
  One Tower Square          Company; Assistant Secretary (1995-
  Hartford, Connecticut     present), six Variable Annuity Separate
  Age 51                    Accounts of The Travelers Insurance
                            Company+; Assistant Secretary, (1995-
                            present), five Mutual Funds sponsored
                            by The Travelers Insurance Company.++
                            Prior to January 1995, Counsel, ITT
                            Hartford Life Insurance Company.

  David A. Golino           Vice President and Controller (1999-
  Principal Accounting      present), Second Vice President (1996-
  Officer to The Board      1999), The Travelers Insurance Company;
  One Tower Square          Principal Accounting Officer (1998-
  Hartford, Connecticut     present), six Variable Annuity Separate
  Age 40                    Accounts of The Travelers Insurance
                            Company.+  Prior to May 1996, Senior
                            Manager, Deloitte & Touche LLP (1985-
                            1996.)



   + The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The
Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

   ++ The five Mutual Funds are: Capital Appreciation Fund, Money
Market Portfolio, High Yield Bond Trust, Managed Assets Trust and
The Travelers Series Trust.

   * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney, Inc., an indirect wholly owned subsidiary of Citigroup Inc., and his ownership of shares, and options to purchase shares, of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

                       Investment Adviser
                       ---------------------
      Travelers Asset Management International Company, LLC
                      Hartford, Connecticut
 The Travelers Growth and Income Stock Account for Variable Annuities
    The Travelers Quality Bond Account for Variable Annuities
    The Travelers Money Market Account for Variable Annuities


                     Investment Sub-Adviser
                     -----------------------
           The Travelers Investment Management Company
                      Stamford, Connecticut
 The Travelers Growth and Income Stock Account for Variable Annuities



                     Independent Accountants
                     -----------------------
                            KPMG LLP
                      Hartford, Connecticut



                            Custodian
                            ---------
                 The Chase Manhattan Bank, N.A.
                       New York, New York




This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers
Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.






VG-137    (Annual)    (12-01)   Printed in U.S.A.